EXECUTION VERSION

AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED
RECEIVABLES SALE AGREEMENT

This AMENDMENT NO. 13 TO SECOND AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT (this “Amendment”), dated as of November 7, 2025, is among RPM FUNDING CORPORATION, a Delaware corporation (“Buyer”), and each of the entities listed on the signature pages hereto as an “Originator” (each, an “Originator”; and collectively, the “Originators”).

RECITALS

1.
Buyer and the Originators are parties to that certain Second Amended and Restated Receivables Sale Agreement, dated as of May 9, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
2.
The Buyer and the Originators desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.
Definition. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in, or by reference in, the Agreement.
SECTION 2.
Amendments to the Agreement. The Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A.
SECTION 3.
Authorization to File Financing Statements. Upon the date hereof, the Originators and the Buyer hereby authorize the Administrative Agent to file (at the expense of the Buyer) one or more UCC-3 amendments in the form of Exhibit B hereto amending the UCC-1 financing statements identified on Exhibit C hereto.
SECTION 4.
Representations and Warranties. Each of the Originators and Buyer hereby represents and warrants to each other, the Purchasers and the Administrative Agent as follows:
(a)
Representations and Warranties. The representations and warranties made by it in the Transaction Documents (including the Agreement, as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)
Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate or limited liability company powers, as applicable, and have been duly authorized by all necessary action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their terms.

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(c)
No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event, Potential Amortization Event, Termination Event or Potential Termination Event exists or shall exist.
SECTION 5.
Conditions to Effectiveness. This Amendment shall become effective as of the date hereof, subject to the satisfaction of each of the following conditions precedent:
(a)
receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and
(b)
receipt by the Administrative Agent of a pro-forma Receivables Report prepared after giving effect to this Amendment and the transactions contemplated hereby.
SECTION 6.
Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Sale Agreement”, “the Second Amended and Restated Receivables Sale Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.
SECTION 7.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
SECTION 8.
CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).
SECTION 9.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY THE ORIGINATORS PURSUANT TO THE AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
SECTION 10.
Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

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SECTION 11.
Transaction Document. This Amendment shall constitute a Transaction Document.
SECTION 12.
Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 13.
Reaffirmation of Performance Undertaking. After giving effect to this Amendment and each of the other transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

[Signature pages to follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ORIGINATORS:

DAP GLOBAL INC.

RUST-OLEUM CORPORATION

THE EUCLID CHEMICAL COMPANY

WEATHERPROOFING TECHNOLOGIES, INC.

TREMCO CPG INC.

By: /s/ Tracy D. Crandall
Name: Tracy D. Crandall
Title: Secretary

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RPM FUNDING CORPORATION,

as Buyer

By: /s/ Tracy D. Crandall
Name: Tracy D. Crandall
Title: President and Secretary

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Consented and Agreed:

RPM INTERNATIONAL INC.,

as Servicer and as Performance Guarantor

By: /s/ Tracy D. Crandall
Name: Tracy D. Crandall
Title: Vice President, General Counsel, Chief Compliance Officer and Secretary

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WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Purchaser

By: /s/ Taylor Cloud
Name: Taylor Cloud
Title: Executive Director

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PNC BANK, NATIONAL ASSOCIATION,

as a Purchaser and as Administrative Agent

By: /s/ Michael Ferragonio
Name: Michael Ferragonio
Title: Senior Vice President

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EXHIBIT A

[AMENDMENTS TO THE AGREEMENT]

[Attached]

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EXHIBIT B

[UCC-3 TO BE FILED]

[Attached]

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EXHIBIT C

UCC-1 TO BE AMENDED

Originator	Filing Office	Identification Number	Filing Date
RUST-OLEUM CORPORATION	Delaware Department of State	2022 3159712	4/14/2022

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CONFORMED COPY

~~Conformed to Twelfth~~ EXHIBIT A To Thirteenth Amendment to the Second Amended and Restated Receivables Sales Agreement, Dated as of November 7, 2025

SECOND AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

DATED AS OF MAY 9, 2014

AMONG

THE ORIGINATORS FROM TIME TO TIME PARTY HERETO

AND

RPM FUNDING CORPORATION,

AS BUYER

"Deemed Collections" means the aggregate of all amounts an Originator shall have been deemed to have received as a Collection of a Receivable sold by it. An Originator shall be deemed to have received a Collection (but only to the extent of the reduction or

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cancellation identified below) of a Receivable sold by it if at any time (i) the Outstanding Balance of any such Receivable is either (x) reduced as a result of any defective or rejected goods or services, any discount or any adjustment or otherwise by such Originator (other than cash Collections on account of the Receivables) or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction) or (ii) any of the representations or warranties in Article II were not true with respect to such Receivable at the time of its sale hereunder (in which case, such Originator shall be deemed to have received a Collection in an amount equal to the Outstanding Balance of such Receivable).

"Default Fee" means a per annum rate of interest equal to the sum of (i) the Alternate Base Rate, plus (ii) 2% per annum (computed for actual days elapsed on the basis of a year consisting of 360 days).

"Discount Factor" means, with respect to any Receivable, a percentage calculated to provide Buyer with a reasonable return on its investment in such Receivable after taking account of (i) the time value of money based upon the anticipated dates of collection of such Receivable and the cost to Buyer of financing its investment in such Receivable during such period and (ii) the risk of nonpayment by the related Obligor. Each Originator and Buyer may agree from time to time to change the Discount Factor with respect to the Receivables originated by such Originator based on changes in one or more of the items affecting the calculation thereof, provided that any change to the Discount Factor shall take effect as of the commencement of a Calculation Period, shall apply only prospectively and shall not affect the Purchase Price payment in respect of a Purchase which occurred during any Calculation Period ending prior to the Calculation Period during which any Originator and Buyer agree to make such change.

"Excluded Obligor" means AutoZone, Inc.

"Excluded Receivable" means any account or other right to payment arising from the sale of goods or the rendering of services by Rust-Oleum Corporation and the Obligor of which is ~~either~~any of (i) Lowe's Companies, Inc. or its Subsidiaries ~~or~~, (ii) Advance Stores Company, Incorporated or its Subsidiaries or (iii) O'Reilly Automotive, Inc. or its Subsidiaries.

"Finance Charges" means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

"Initial Cutoff Date" means the close of business on June 6, 2002.

"Intended Characterization" means, for income tax purposes, the characterization of the acquisition by the Purchasers of Purchaser Interests under the Purchase Agreement as a loan or loans by the Purchasers to the Seller secured by the Receivables, the Related Security and the Collections.

EXHIBIT I-2

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